SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2004

STANDARD COMMERCIAL CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

1-9875	13-1337610
(Commission File Number)	(IRS Employer ID Number)

2201 Miller Road, Wilson, North Carolina 27893

(Address of principal executive offices)                                     (Zip Code)

Registrant’s telephone number, including area code (252) 291-5507

(Former name or former address, if changed since last report)

Item 5. Other Events.

Standard Commercial Corporation issued a press release on June 9, 2004 to announce that its Board of Directors has declared a quarterly cash dividend. A copy of this press release is attached as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

Exhibit 99.1             Press Release dated June 9, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2004	STANDARD COMMERCIAL CORPORATION /s/ Robert A. Sheets Robert A. Sheets Vice President and Chief Financial Officer

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